Exhibit 10.46

Execution Version

WAIVER OF CLOSING CONDITIONS

June 16, 2022

Reference is made to the Transaction Agreement, dated as of February 7, 2021 (the “Transaction Agreement”), by and among DPCM Capital, Inc., a Delaware corporation (“SPAC”), D-Wave Quantum Inc., a Delaware corporation and a direct, wholly-owned subsidiary of SPAC (“NewCo”), DWSI Holdings Inc., a Delaware corporation and a direct, wholly-owned subsidiary of NewCo (“Merger Sub”), DWSI Canada Holdings ULC, a British Columbia unlimited liability company and a direct, wholly-owned subsidiary of NewCo (“CallCo”), D-Wave Quantum Technologies Inc., a British Columbia corporation and a direct, wholly-owned subsidiary of CallCo (“ExchangeCo” and together with SPAC, NewCo, Merger Sub and CallCo, the “SPAC Parties”), and D-Wave Systems Inc., a British Columbia company (the “Company”). The SPAC Parties and the Company shall be referred to herein from time to time collectively as the “Parties”. Unless otherwise defined herein, all defined terms used in this Amendment shall have the meanings ascribed to such terms in the Transaction Agreement.

1. Pursuant to Section 10.14 of the Transaction Agreement, (a) subject to and conditional upon Aggregate Transaction Proceeds being equal to or greater than $30,000,000, the Company hereby agrees to waive the condition set forth in Section 8.3(c) of the Transaction Agreement, and (b) the Company hereby waives the condition set forth in Section 8.3(d) of the Transaction Agreement.

2. It is the express intention of the Company that this waiver shall not, and shall not be interpreted to, expand or reduce the rights of any Party except as and solely to the extent expressly provided herein. Except as otherwise expressly provided herein, all of the terms and conditions of the Transaction Agreement are ratified and shall remain unchanged and continue in full force and effect.

3. The provisions of Article X of the Transaction Agreement, to the extent applicable, are incorporated herein by reference and shall apply to this waiver mutatis mutandis.

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IN WITNESS WHEREOF, the Company has caused this waiver to be duly executed on its behalf as of the day and year first above written.

D-WAVE SYSTEMS INC.

By:	/s/ Alan Baratz
Name:	Alan Baratz
Title:	Chief Executive Officer

[Signature Page to Waiver]